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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  November 19, 2001



                              THE FIRST YEARS INC.
             (Exact name of registrant as specified in its charter)


 MASSACHUSETTS                       0-7024                      04-2149581
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                                ONE KIDDIE DRIVE
                         AVON, MASSACHUSETTS 02322-1171
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (508) 588-1220
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ITEM 5. OTHER.

            On November 19, 2001, the registrant entered into a Common Stock Rights Agreement between the Registrant and EquiServe Trust Company, N.A., as rights agent. The Common Stock Rights Agreement is filed as Exhibit 4.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.

          4.1 Common Stock Rights Agreement, dated as of November 19, 2001, between The First Years Inc. and EquiServe Trust Company, N.A., as rights agent, which includes the form of Rights Certificate as Exhibit A and the Summary of Common Stock Purchase Rights as Exhibit B. Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until as soon as practicable after the earliest of the tenth business day after public announcement or disclosure that a person or group has acquired beneficial ownership of fifteen percent (15%) or more of the Registrant's common stock, $0.10 par value per share ("Common Stock") or the tenth business day (or such later date as may be determined by action of the Board of Directors) after a person commences, or announces its intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of fifteen percent (15%) or more of the Common Stock.


         20.1 Form of letter from the Chairman, President and Chief Executive Officer to the Shareholders



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE FIRST YEARS INC.
                                        (Registrant)



Date: November 20, 2001                 /s/ John R. Beals
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                                        John R. Beals
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit                                                              Sequential
Number                     Description                               Page Number
------                     -----------                               -----------

 4.1 Common Stock Rights Agreement, dated as of November 19, 2001, between The First Years Inc. and EquiServe Trust Company, N.A., as rights agent, which includes the form of Rights Certificate as Exhibit A and the Summary of Common Stock Purchase Rights as Exhibit B. Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until as soon as practicable after the earliest of the tenth business day after public announcement or disclosure that a person or group has acquired beneficial ownership of fifteen percent (15%) or more of the Registrant's common stock, $0.10 par value per share ("Common Stock") or the tenth business day (or such later date as may be determined by action of the Board of Directors) after a person commences, or announces its intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of fifteen percent (15%) or more of the Common Stock.

20.1 Form of letter from the Chairman, President and Chief Executive Officer to the Shareholders




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